UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2018 (January 24, 2018)

EMARINE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, 15-14, Samsan-ro 308beon-gil

Nam-gu, Ulsan, 44715 Republic of Korea

(Address of principal executive offices) (zip code)

+82-70-7204-9352

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Fl.

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Principal Officers, Election of Directors, Appointment of Principal Officers

(a)	On January 24, 2018, the board of directors of eMARINE Global Inc. (the “Company”) appointed Mr. Min Sik “Primo” Park to serve as Chief Technology Officer and director of the Company

Min Sik “Primo” Park, 44. Mr. Park began working for e-Marine Co., Ltd., the Company’s wholly-owned subsidiary, in 2002, where he worked as a software developer. Currently, Mr. Park is the head of e-Marine Co., Ltd.’s research and development center, where he oversees the development of Smart Ship solutions and other e-Navigation research projects. Mr. Park also serves as a maritime technical expert for the Ministry of Science and Information and Communication Technology and the Ministry of Trade, Industry and Energy for the Republic of Korea. Mr. Park received his degree in Maritime Shipbuilding Technology from the Korea Maritime University.

There were no arrangements or understandings between the Company, Mr. Park and any other person pursuant to which Mr. Park was selected as either an officer or as a director. Mr. Park does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(b)	On January 24, 2018, the board appointed Mr. Seung Ho “Brian” Yang to serve as Chief Operating Officer and director of the Company.

Seung Ho “Brian” Yang, 44. Mr. Yang joined e-Marine Co., Ltd. in 2001, where he worked as a software developer until 2004. Since 2004, Mr. Yang served in various capacities including as sales manager and as project manager for various maritime solutions projects, including electronic chart display and information systems (“ECDIS”) requirements and maintenance for the Republic of Korea Navy. He also worked on the implementation of maritime information and communication systems for the Ministry of Oceans and Fisheries in South Korea. Mr. Yang currently serves as head of e-Marine Co., Ltd.’s Maritime Information and Communications Technology Solutions department, where he manages all sales and maintenance services relating to ECDIS, digital charts and other maritime solutions. Mr. Yang also heads the management support department and overseas all general planning and marketing of e-Marine Co., Ltd. He received his degree in Information Communication Engineering from Daeduk University.

There were no arrangements or understandings between the Company, Mr. Yang and any other person pursuant to which Mr. Yang was selected as either an officer or as a director. Mr. Yang does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMARINE GLOBAL INC.

Dated: January 26, 2018	By:	/s/ Ung Gyu Kim
	Name:	Ung Gyu Kim
	Title:	Chief Executive Officer